UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

PHINIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41708	92-2483604
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3000 University Drive,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PHIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on June 27, 2023, Rohan S. Weerasinghe assumed his position as a member of the board of directors (the “Board”) of PHINIA Inc. (the “Company”). Effective June 28, 2023, Mr. Weerasinghe was named to the Board’s Audit, Compensation and Corporate Governance Committees. There are no transactions and no proposed transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K between Mr. Weerasinghe (or any member of his immediate family) and the Company (or any of its subsidiaries), and there are no arrangements or understandings between Mr. Weerasinghe or any other person or entity pursuant to which Mr. Weerasinghe was elected as a director of the Company. In connection with the election of Mr. Weerasinghe, there are no compensatory or other arrangements made with Mr. Weerasinghe, though he will be entitled to the same directors’ fees as other non-employee directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the previously announced planned distribution of 100% of the outstanding shares of common stock of the Company by BorgWarner Inc. (“BorgWarner”) to holders of BorgWarner common stock on a pro rata basis (the “Distribution”), the Company filed an Amended and Restated Certificate of Incorporation (as so amended and restated, the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware, which became effective as of 12:01 a.m. Eastern Daylight time on June 30, 2023 (the “Effective Time”). The Company also approved an amendment and restatement of the Company’s By-Laws (as so amended and restated, the “Amended and Restated By-Laws”), which became effective at the Effective Time. Prior to their effectiveness, the Amended and Restated Charter and the Amended and Restated By-Laws were approved by the Board and by BorgWarner as the Company’s sole stockholder. The Distribution is expected to occur at 5:00 p.m. Eastern Daylight time on July 3, 2023.

A summary of the material provisions of the Amended and Restated Charter and the Amended and Restated By-Laws can be found in the section entitled “Description of Our Capital Stock” of the Company’s Information Statement included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2023, which section is incorporated herein by reference. That summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Charter and the Amended and Restated By-Laws, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of PHINIA Inc.
3.2	Amended and Restated By-Laws of PHINIA Inc.
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHINIA Inc.

Date: June 30, 2023	By:	/s/ Robert Boyle
Name: Robert Boyle
Title: Vice President, General Counsel and Secretary